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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of El Paso Corporation on Form S-3 of our report dated March 19, 2001, appearing in the Current Report on Form 8-K/A of El Paso Corporation dated May 17, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP


DELOITTE & TOUCHE LLP
Houston, Texas
February 8, 2002